September 30, 2022

SUMMARY PROSPECTUS

SIIT Small Cap II Fund (SECAX)

Class A

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's Statement of Additional Information and annual and semi-annual reports, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's Prospectus and Statement of Additional Information, dated September 30, 2022, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Fund's website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

SEI / SUMMARY PROSPECTUS

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap II Fund — Class A Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Small Cap II Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (including common and preferred stocks) of small companies, exchange-traded funds (ETFs) based on small capitalization indexes and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $23.71 million and $10.38 billion as of July 31, 2022) at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include, to a lesser extent, securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon one or more sub-advisers (each a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser). Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital. Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

SEI / SUMMARY PROSPECTUS

Small Capitalization Risk — The small capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, smaller capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Investment Style Risk — The risk that the securities in which the Fund principally invests may underperform other segments of the equity markets or the equity markets as a whole.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past nine calendar years, and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

SEI / SUMMARY PROSPECTUS

Best Quarter: 30.14% (12/31/20) Worst Quarter: -31.16% (3/31/20) The Fund's total return from January 1, 2022 to June 30, 2022 was -20.42%.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap II Fund	1 Year	5 Years	Since Inception (4/10/2012)
Return Before Taxes	20.93%	12.95%	12.73%
Return After Taxes on Distributions	12.55%	8.98%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares	14.37%	8.92%	9.29%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	12.92%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2016	Portfolio Manager, Head of Sub-Advised Equity
Stephen C. Dolce, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
ArrowMark Colorado Holdings, LLC	Chad Meade Brian Schaub	Since 2016 Since 2016	Co-Portfolio Manager Co-Portfolio Manager
Copeland Capital Management, LLC	Mark W. Giovanniello, CFA Eric C. Brown, CFA David McGonigle, CFA Jeffrey Walkenhorst, CFA	Since 2018 Since 2018 Since 2018 Since 2018	Chief Investment Officer, Principal and Portfolio Manager
Chief Executive Officer, Principal and Portfolio Manager
Portfolio Manager, Principal and Senior Research Analyst
Portfolio Manager, Principal and Senior Research Analyst
EAM Investors, LLC	Montie L. Weisenberger Travis T. Prentice	Since 2014 Since 2018	Managing Director and Portfolio Manager Chief Executive Officer, Chief Investment Officer and Portfolio Manager
Easterly Investment Partners LLC	Joshua Schachter, CFA Philip Greenblatt, CFA	Since 2014 Since 2020	Senior Portfolio Manager Portfolio Manager, Senior Analyst
Leeward Investments, LLC	R. Todd Vingers, CFA Jay C. Willadsen	Since 2012 Since 2022	President, Portfolio Manager Portfolio Manager
Los Angeles Capital Management LLC	Hal W. Reynolds, CFA Daniel E. Allen, CFA Kristin Ceglar, CFA	Since 2020 Since 2020 Since 2020	Chief Investment Officer and Senior Portfolio Manager Chief Executive Officer, President and Senior Portfolio Manager Senior Portfolio Manager, Group Managing Director

SEI / SUMMARY PROSPECTUS

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or institutional investors, employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at the discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.